UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

DEEP MEDICINE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED DECEMBER [__], 2022

DEEP MEDICINE ACQUISITION CORP.
595 Madison Avenue, 12th Floor, New York, NY

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF DEEP MEDICINE ACQUISITION CORP.:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Deep Medicine Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at [__:__] a.m. Eastern time on [_____], 2022.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting [_____].

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [_____], 2022, and is first being mailed to stockholders of the Company on or about [_____], 2022. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)	a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A Common Stock (“Class A Common Stock”) included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 29, 2021 (the “IPO”), from January 29, 2023 to July 29, 2023 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”));

2)	A proposal to amend the Charter — to provide for the right of a holder of Class B common stock of the Company (“Founder Shares”) to convert into Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (“The Founder Share Amendment Proposal,” and together with the Extension Amendment Proposal, the “Charter Amendment Proposals,” and such Charter amendments being herein referred to collectively as the “Charter Amendments”);

3)	a proposal to re-elect each of Tina Spires, HongLiang Ren and John Chiang as Class I directors of the Board until the 2024 annual meeting of stockholders or until their successors are appointed and qualified (the “Director Election Proposal”); and

4)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination and to permit us to convert the Founders Shares into Class A Common Stock before the closing of the Business Combination. While we are currently in discussions regarding various Business Combination opportunities our Board currently believes that there will not be sufficient time before January 29, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Charter Amendment Proposals, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Charter Amendment Proposals. If the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendments. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. Our sponsor, Bright Vision Sponsor LLC (the “Sponsor”), owns 257,869 shares of Class A Common Stock, 2,764,089 shares of our Founder Shares, that were issued to the Sponsor prior to our IPO, and 257,869 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [_____], 2022). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Charter Amendment Proposals are approved then the Sponsor or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) $75,000 per month or (y) $0.05 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by January 29, 2023, the Monthly Amount for each calendar month (commencing on January 30, 2023 and ending on the 29th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until July 29, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Charter Amendments and the length of the extension period that will be needed to complete the Business Combination. If more than 1,500,000 Public Shares remain outstanding after redemptions in connection with the Charter Amendments, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on July 29, 2023, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Amendments, then the aggregate amount deposited per share will be approximately $0.036 per share, with the aggregate maximum contribution to the Trust Account being $450,000. However, if 11,150,000 Public Shares are redeemed and 1,500,000 of our Public Shares remain outstanding after redemptions in connection with the Charter Amendments, then the amount deposited per share for such six-month period will be approximately $0.30 per share.

Assuming the Charter Amendment Proposals are approved and the Board implements the Charter Amendments and the Extension, the initial Monthly Amount will be deposited in the Trust Account on or around January 29, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 29th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Charter Amendments. The Loans will not occur if the Charter Amendments are not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Charter Amendments and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether to extend for additional calendar months until July 29, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

As of the Record Date, based on funds in the Trust Account of approximately $130 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.28 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A Common Stock on [_____], 2022 as reported on the Nasdaq Global Markets was $[___]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Charter Amendment Proposals are not approved and we do not consummate the Business Combination by January 29, 2023, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete a Business Combination by January 29, 2023, 15 months from the closing of the IPO, inclusive of a three month extension as elected by the Sponsor. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal and at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Founder Share Amendment Proposal. Stockholder approval of the Charter Amendments is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Board has fixed the close of business on November 16, 2022 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, THE FOUNDER SHARE AMENDMENT PROPOSAL, the Director Election Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

December [___], 2022	By Order of the Board of Directors

Humphrey P. Polanen Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposals, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposals. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of an Annual Meeting of Stockholders to be held on [_____], 2022: This notice of meeting and the accompanying Proxy Statement are available at [____].

DEEP MEDICINE ACQUISITION CORP.
595 Madison Avenue, 12th Floor
New York, New York 10017

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Deep Medicine Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at [__:__] a.m. Eastern time on [_____].

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at [_____]. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)	a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A hereto (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must [(i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock (“Class A Common Stock”) included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 29, 2021 (the “IPO”), from January 29, 2023 to July 29, 2023 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”));

2)	A proposal to amend the Charter — to provide for the right of a holder of Class B common stock of the Company (“Founder Shares”) to convert into Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (“The Founder Share Amendment Proposal,” and together with the Extension Amendment Proposal, the “Charter Amendment Proposals,” and such Charter amendments being herein referred to collectively as the “Charter Amendments”);

3)	a proposal to re-elect each of Tina Spires, HongLiang Ren and John Chiang as Class I directors of the Board until annual meeting of the Company to be held in the 2024 or until their successors are appointed and qualified (the “Director Election Proposal”); and

4)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

The Charter Amendment Proposals are required for the implementation of the plan of the Board to extend the date by which the Company has to complete the Business Combination. The purpose of the Charter Amendments is to allow the Company more time to complete the Business Combination and to permit us to convert the Founder Shares into Class A Common Stock. While we are currently in discussions regarding various Business Combination opportunities, our Board currently believes that there will not be sufficient time before January 29, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension and convert the Founder Shares to Class A Common Stock. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date and permit the conversion of the Founder Shares to Class A Common Stock in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Charter Amendment Proposals, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Charter Amendment Proposals. If the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendments. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, Bright Vision Sponsor LLC (the “Sponsor”), owns 257,869 shares of our Class A Common Stock and 2,764,089 shares of our Class B Common Stock (the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 257,869 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or [_____], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Charter Amendment Proposals are approved then the Sponsor or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) $75,000 per month or (y) $0.05 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by January 29, 2023, the Monthly Amount for each calendar month (commencing on January 30, 2022 and ending on the 29th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until July 29, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Charter Amendments and the length of the extension period that will be needed to complete the Business Combination. If more than 1,500,000 Public Shares remain outstanding after redemptions in connection with the Charter Amendments, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on July 29, 2023, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Amendments, then the aggregate amount deposited per share will be approximately $0.036 per share, with the aggregate maximum contribution to the Trust Account being $450,000. However, if 11,150,000 Public Shares are redeemed and 1,500,000 of our Public Shares remain outstanding after redemptions in connection with the Charter Amendments, then the amount deposited per share for such six-month period will be approximately $0.30 per share.

Assuming the Charter Amendment Proposals are approved and the Board implements the Charter Amendments and the Extension, the initial Monthly Amount will be deposited in the Trust Account on or around January 29, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 29th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Charter Amendments. The Loans will not occur if the Charter Amendments are not approved or the Charter Amendments are not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Charter Amendments and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether to extend for additional calendar months until July 29, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $130 million that was in the Trust Account as of October 31, 2022. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Charter Amendment Proposals are not approved and we do not consummate the Business Combination by January 29, 2023, as contemplated in our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period (defined below). There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete a Business Combination by January 29, 2023, 15 months from the closing of the IPO (the “Combination Period”). In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $[10.10] per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any (x) any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and (y) claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the Record Date (as defined below), based on funds in the Trust Account of approximately $[130] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[28] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $[10.10], plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Charter Amendment Proposals are approved, the Company, pursuant to the terms of the investment management trust agreement, dated October 26, 2021 (the “Trust Agreement”), by and between the Company and American Stock Transfer & Trust Company (“AST”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Charter Amendment Proposals are approved.

Our Board has fixed the close of business on November 16, 2022 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 13,270,700 shares of our Class A Common Stock and 3,162,500 shares of Class B common stock of the Company (“Class B Common Stock”) outstanding. The Company’s rights do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the management of the Company (the “Management”) may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Charter Amendments are approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated [_____], 2022 and is first being mailed to stockholders on or about [_____], 2022.

[_____], 2022	By Order of the Board of Directors

Humphrey P. Polanen Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held at [__:__] a.m. Eastern time on [_____], 2022, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about [_____], 2022.

We are a blank check company formed in Delaware on July 8, 2020, for the purpose of effecting a Business Combination with one or more businesses. On October 29, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $131,695,000 ($10.00 per unit) in the aggregate. Following the closing of the IPO, an amount of $127,765,000 from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Units was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, January 29, 2023). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date and to permit for the conversion of the Founder Shares to Class A Common Stock in order to allow us more time to complete the Business Combination. Approval of the Charter Amendment Proposals is a condition to the implementation of the Extension.

The Meeting is being held, in part, to allow us additional time to complete the Business Combination.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended March 31, 2022.

In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended March 31, 2022, so that at the Meeting, stockholders may discuss and ask questions of the Company with respect to such financial statements.

The Proposals

What is being voted on?

You are being asked to vote on four Proposals:

●	Extension Amendment Proposal. A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from January 29, 2023 to July 29, 2023 (or such earlier date as determined by the Board);

●	Founder Share Amendment Proposal. A proposal to amend our Charter to provide for the right of a holder of Founder Shares to convert into Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination.
●	Director Election Proposal. A proposal to re-elect each of Tina Spires, HongLiang Ren and John Chiang as Class I directors of the Board until the annual meeting of the Company to be held in 2024 or until their successors are appointed and qualified; and

●	Adjournment Proposal. A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Charter Amendment Proposals are required for the implementation of our Board’s plan to extend the date that we have to complete our Business Combination. The purpose of the Charter Amendments is to allow the Company more time to complete the Business Combination. Approval of the Charter Amendment Proposals is a condition to the implementation of the Extension.

If the Charter Amendment Proposals are approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

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If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we do not consummate the Business Combination by January 29, 2023, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Why is the Company proposing the Charter Amendment Proposals?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before January 29, 2023. As explained below, we will not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to, among other things, (i) extend the date by which we must (a) consummate a Business Combination, (b) cease our operations if we fail to complete such Business Combination, and (c) redeem or repurchase 100% of the Public Shares sold in our IPO from January 29, 2023 to July 29, 2023 (or such earlier date as determined by the Board) and (ii) to provide for the right of a holder of Founder Shares to convert into Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination. The Charter Amendment Proposals are a condition of the Extension.

You are not being asked to vote on the Business Combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Charter Amendment Proposals and the Director Election Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Charter Amendments would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

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Why should I vote “FOR” the Charter Amendment Proposals?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposals to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from January 29, 2023 to July 29, 2023 (or such earlier date as determined by the Board). The Charter Amendments would give the Company the opportunity to complete the Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before January 29, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Charter Amendment Proposals.

Why should I vote “FOR” the Director Election Proposal?

Both Ms. Spires and Mr. Ren have served on our Board since our IPO. Mr. Chiang joined our board in October 2022. Our Board believes that the stability and continuity on our Board is important as we continue to search for and complete the Business Combination.

Our Board recommends that you vote in favor of each of the nominees set forth in the Director Election Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

What vote is required to adopt the Proposals?

●	Extension Amendment Proposal. The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

●	Founder Share Amendment Proposal. The approval of the Founder Share Amendment Proposal will require the affirmative vote of holders of a majority our outstanding shares of common stock, including the Founder Shares, on the Record Date.

●	Director Election Proposal. The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Charter Amendment Proposals to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposals, so long as you make the Election. If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the director nominees to be elected, you must withhold or vote against each nominee. Abstentions and broker non-votes (as described below) will have no effect on the Director Election Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

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How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Currently, our Sponsor, Board and Management own approximately 17.3% of our issued and outstanding shares of common stock, including 2,839,089 Founder Shares and 257,869 shares of Class A Common Stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendment Proposals.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the Founder Share Amendment Proposal, “FOR” each of the nominees set forth in the Director Election Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 257,869 shares of Class A Common Stock of the Company, (ii) 2,764,089 Founder Shares (purchased for a nominal price), (iii) 257,869 Private Placement Units (purchased for $10.00 per share), which would expire worthless if the Business Combination is not consummated, (iv) a promissory note in the principal amount of up to $500,000 issued in connection with working capital loans made by the Sponsor, of which $500,000 is outstanding as of September 30, 2022; (v) two promissory notes in the aggregate principal amount of $1,265,000 issued to Sponsor’s affiliates in connection with the extension of the Company’s time to consummate a business combination from October 29, 2022 to January 29, 2023 of which $1,265,000 is outstanding as of October 31, 2022. See the section below entitled “The Charter Amendment Proposals — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Charter Amendment Proposals

What amount will holders receive upon consummation of a subsequent Business Combination or liquidation if the Charter Amendment Proposals are approved?

If the Charter Amendment Proposals are approved then the Sponsor or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) $75,000 per month or (y) $0.05 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by January 29, 2023, the Monthly Amount for each calendar month (commencing on January 30, 2022 and ending on the 29th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until July 29, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Charter Amendments and the length of the extension period that will be needed to complete the Business Combination. If more than 1,500,000 Public Shares remain outstanding after redemptions in connection with the Charter Amendments, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on July 29, 2023, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Amendments, then the aggregate amount deposited per share will be approximately $0.036 per share, with the aggregate maximum contribution to the Trust Account being $450,000. However, if 11,150,000 Public Shares are redeemed and 1,500,000 of our Public Shares remain outstanding after redemptions in connection with the Charter amendments, then the amount deposited per share for such six-month period will be approximately $0.30 per share.

Assuming the Charter Amendment Proposals are approved and the Board implements the Charter Amendments and the Extension, the initial Monthly Amount will be deposited in the Trust Account on or around January 29, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 29th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Charter Amendments. The Loans will not occur if the Charter Amendments are not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Charter Amendments and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether to extend for additional calendar months until July 29, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

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When would the Board abandon the Charter Amendment Proposals?

Our Board will abandon the Charter Amendments if our stockholders do not approve the Charter Amendment Proposals. In addition, notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders

What happens if the Charter Amendment Proposals are not approved?

Our Board will abandon the Charter Amendments if our stockholders do not approve the Charter Amendment Proposals.

If the Charter Amendment Proposals are not approved and we do not consummate the Business Combination by January 29, 2023, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete a Business Combination by January 29, 2023, 15 months from the closing of the IPO, inclusive of a three-month extension as elected by the Sponsor. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Charter Amendment Proposals are approved, what happens next?

We are seeking the Charter Amendments to provide us time to compete the Business Combination. Our seeking to complete the Business Combination will involve:

●	negotiating and executing a definitive agreement and related agreements;

●	completing proxy materials;

●	establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

●	holding a special meeting to consider the Business Combination.

We are seeking approval of the Charter Amendment Proposals because we will not be able to complete all of the tasks listed above prior to January 29, 2023. If the Charter Amendment Proposals are approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

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Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the Record Date and the Founder Share Amendment Proposal by holders of a majority the Company’s outstanding shares of common stock, including the Founder Shares, as of the Record Date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our units, Public Shares and rights included as part of the units sold in the IPO (the “Public Rights”) will remain publicly traded.

If the Charter Amendment Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

What happens to our rights if the Charter Amendment Proposals are not approved?

If the Charter Amendment Proposal are not approved and we do not consummate the Business Combination by January 29, 2023, there will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. Our rights will only be converted upon the closing of a Business Combination within the Combination Period.

What happens to our rights if the Charter Amendment Proposals are approved?

If the Charter Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Public Rights will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the rights and a current prospectus relating to them is available (or we permit holders to exercise rights on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A Common Stock?

If the Charter Amendments are implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to AST, our transfer agent, at the following address:

American Stock Transfer & Trust Company
6201 15th Avenue Brooklyn, NY 11219
Attn: SPAC Support Team
E-mail: SPACSUPPORT@ASTFINANCIAL.COM

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from AST. The form contains instructions on how to attend the Meeting including the URL address, [_____], along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact AST at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact AST to have a control number generated. American Stock Transfer & Trust Company contact information is as follows: [PHONE], or [EMAIL].

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If you do not have internet capabilities, you can listen to the meeting by dialing: [___-___-___] (toll-free) within the U.S. and Canada, or [___-___-___] (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number [_____]#. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our chief executive officer, Humphrey P. Polanen, at ir@dmaq-spac.com, so that it is received by the Mr. Polanen prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to Mr. Polanen, which must be received by Mr. Polanen prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

●	Extension Amendment Proposal. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

●	Founder Share Amendment Proposal. The Founder Share Amendment Proposal must be approved by the affirmative vote of 50% of the outstanding shares of our common stock, including the Founder Shares, as of the Record Date. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Founder Share Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

●	Director Election Proposal. The director nominees must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal.

●	Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

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We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 8,216,601 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, November 16, 2022, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 13,270,700 shares of our Class A Common Stock and 3,162,500 shares of Class B Common Stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

●	Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, AST, then you are a “stockholder of record”.

●	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint Humphrey P. Polanen, our Chief Executive Officer as your representative at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Polanen to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, Founder Share Amendment Proposal, Director Election Proposal and Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

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How can I vote if I am a stockholder of record?

●	Online. If you are a stockholder of record, you may vote online at the Meeting.

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

●	Online at the Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals and each of the nominees set forth in the Director Election Proposal.

How many votes do I have?

Each share of our Class A Common Stock and Class B Common Stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

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Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Charter Amendment Proposals are approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at:

Deep Medicine Acquisition Corp.
595 Madison Avenue, 12th Floor, New York, NY 10017
Email: ir@dmaq-spac.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to enter into a definitive agreement and related agreements;

●	our ability to complete the Business Combination;

●	the anticipated benefits of the Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account;

●	the competitive environment in which our successor will operate following the Business Combination, and

●	proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Report on Form 10-K for the year ended March 31, 2022, as filed with the SEC on June 24, 2022, (iii) Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022 and September 30, 2022, as filed with the SEC on August 3, 2022 and November 14, 2022, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation..

There are no assurances that the Charter Amendment Proposals will enable us to complete a Business Combination.

Approving the Charter Amendment Proposals involves a number of risks. Even if the Charter Amendment Proposals are approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposals are approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendments, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Charter Amendments or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendments and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

As described under the section below entitled “The Charter Amendment Proposals — Redemption Rights”, if the deadline for us to complete a Business Combination (currently January 29, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Redemption Event may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination) and (iv) the content of regulations and other guidance from the Treasury Department In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. If the Charter Amendments are not completed by December 31, 2022, the foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated. We are a Delaware company and Ke Li, the managing member of our Sponsor, is a citizen of the U.S. and a resident of Hong Kong SAR. Additionally, certain minority owners of our Sponsor are citizens of China.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies (“SPACs”) that do not have similar ownership issues. Moreover, the process of government review could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on July 8, 2020, for the purpose of effecting a Business Combination with one or more businesses.

There are currently 13,270,700 shares of Class A Common Stock and 3,162,500 shares of Class B Common Stock issued and outstanding. In addition, we issued (i) Public Rights that are convertible into 1,265,000 shares of Class A Common Stock as part of our IPO and (ii) rights included in our Private Placement Units (the “Private Placement Rights”) that are convertible into 51,950 shares of Class A Common Stock as part of the private placement with the Sponsor and I-Bankers Securities, Inc. (“I-Bankers”), a representative of the underwriters of our IPO, that we consummated simultaneously with the consummation of our IPO. In addition, we issued warrants to purchase 632,500 shares of Class A Common Stock, exercisable at $12.00 per share (the “Representative’s Warrants”), to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of the over-allotment option. The Representative’s Warrants may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing on the later of the first anniversary of the effective date of the IPO Registration Statements and the closing of the Company’s initial business combination and terminating on the fifth anniversary of such effectiveness date. The Representative’s Warrants and such shares purchased pursuant to the Representative’s Warrants are subject to a lock-up for a period of 180 days immediately following the commencement date of sales in the IPO. The Representative’s Warrants grant to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the commencement date of sales in the IPO with respect to the registration under the Securities Act of the shares of Class A Common Stock issuable upon exercise of the Representative’s Warrants.

As of the Record Date, approximately $[130] million from our IPO and the simultaneous sale of the Private Placement Units is being held in our Trust Account in the United States maintained by AST, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act , until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

As of September 30, 2022, the Company had a loan payable to the Sponsor in the amount of $500,000 with zero interest. Pursuant to the promissory note between the Company and the Sponsor, the loan is unsecured, and the Sponsor agrees to fund the Company in an amount of up to $500,000. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Company, be obligated personally for any obligations or liabilities of the Loan. The proceeds of the loan were used to pay a portion of the offering expenses of the IPO. These amounts will be repaid upon completion of the Business Combination.

On October 15, 2022, the Company issued two promissory notes in an aggregate principal amount of $1,265,000 (collectively, the “Notes”), to two affiliates of the Company’s Sponsor, in connection with the extension of the Company’s time to consummate a business combination from October 29, 2022 to January 29, 2023. The Notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of the Company’s Business Combination, or (b) the date of the liquidation of the Company.

You are not being asked to vote on the Business Combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

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THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at [__:__] a.m. Eastern time on [_____], 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at [_____]. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

●	Record Holders. If your shares are registered in your name with our transfer agent, AST, and you wish to attend the online-only virtual Meeting, go to [_____], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

●	Beneficial Holders. Beneficial stockholders who own shares of the Company in “street name”, who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to [EMAIL]. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, AST, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by [_____], 2022 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 8,216,601 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our rights do not carry voting rights.

Required Votes

Charter Amendment Proposals

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our common stock outstanding on the Record Date, including the Founder Shares and the Founder Share Amendment Proposal will require the affirmative vote of at least 50% of the outstanding shares of our common stock, including the Founder Shares, as of the Record Date. If you do not vote or you abstain from voting on the Charter Amendment Proposals, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Director Election Proposal

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal. If you do not want a director nominee elected, you must vote “AGAINST” the director nominee.

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Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 13,270,700 shares of Class A Common Stock and 3,162,500 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, public stockholder may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[130] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[28] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Charter Amendments, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date. See the section below entitled The Charter Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals and each of the nominees set forth in the Director Election Proposal.

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THE CHARTER AMENDMENT PROPOSALS

Overview

The Company is proposing to amend its Charter to (i) extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete the Business Combination and (ii) to provide for the right of a holder of Founder Shares to convert into Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination. The Charter Amendment Proposals are a condition of the Extension.

The Charter Amendment Proposals are required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination. A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Charter Amendment Proposals

The Company’s Charter provides that the Company has until January 29, 2023 to complete an initial Business Combination. The purpose of the Charter Amendment Proposals are to allow the Company more time to complete its initial Business Combination and to permit us to convert the Founder Shares into Class A Common Stock, which we believe would help us satisfy the listing standards of Nasdaq.

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. The Charter provides for the affirmative vote of the holders of at least 50% of all outstanding shares of common stock, including the Founder Shares, is required to approve the amendment of the Charter to provide for Founder Share conversion rights prior to the closing of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all public stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond January 29, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Charter Amendment Proposals are Not Approved

Stockholder approval of the Charter Amendment Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Charter Amendments unless our stockholders approve the Charter Amendment Proposals.

If the Charter Amendment Proposals are not approved and we do not consummate the Business Combination by January 29, 2023, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our initial Business Combination by January 29, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

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If the Charter Amendment Proposals are Approved

If the Charter Amendment Proposals are approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date and provide for certain changes in the rights for holder of Founder Shares, including the right to convert the Founder Shares into Class A Common Stock. The Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Rights will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

If the Charter Amendment Proposals are approved then the Sponsor or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) $75,000 per month or (y) $0.05 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by January 29, 2023, the Monthly Amount for each calendar month (commencing on January 30, 2022 and ending on the 29th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until July 29, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Charter Amendments and the length of the extension period that will be needed to complete the Business Combination. If more than 1,500,000 Public Shares remain outstanding after redemptions in connection with the Charter Amendments, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on July 29, 2023, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Amendments, then the aggregate amount deposited per share will be approximately $0.036 per share, with the aggregate maximum contribution to the Trust Account being $450,000. However, if 11,150,000 Public Shares are redeemed and 1,500,000 of our Public Shares remain outstanding after redemptions in connection with the Charter Amendments, then the amount deposited per share for such six-month period will be approximately $0.30 per share.

Assuming the Charter Amendment Proposals are approved and the Board implements the Charter Amendments and the Charter Amendments, the initial Monthly Amount will be deposited in the Trust Account on or around January 29, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 29th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Charter Amendments. The Loans will not occur if the Charter Amendments are not approved or the Charter Amendments is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Charter Amendments and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether to extend for additional calendar months until July 29, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

You are not being asked to vote on the Business Combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposals are approved and the amount remaining in the Trust Account may be significantly less than the approximately $[130] million that was in the Trust Account as of October 31, 2022.

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Redemption Rights

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $130 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.28 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Charter Amendments will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO AST AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [_____], 2022.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting), you must elect either to physically tender your stock certificates to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: SPAC Support Team, SPACSUPPORT@ASTFINANCIAL.COM, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposals are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposals will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposals would receive payment of the redemption price for such shares soon after the completion of the Charter Amendments. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

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If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $130 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.28 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A Common Stock on [_____], 2022 as reported on the Nasdaq Global Market was $[___].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposals would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposals and the affirmative vote by holders of a majority of the Company’s outstanding shares of common stock, including Founder Shares, is required to approve the Founder Share Amendment Proposal. If the Charter Amendment Proposals are not approved, the Charter Amendments will not be implemented and, if the Business Combination has not been consummated, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. Stockholder approval of the Charter Amendments is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Charter Amendment Proposals. Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposals. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,839,089 Founder Shares, representing approximately 17.3% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendments.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor holds 2,764,089 Founder Shares, 257,869 of our Class A Common Stock and 257,869 Private Placement Units, all of which would expire worthless if a Business Combination is not consummated;

●	the fact that the Sponsor holds the Notes in the aggregate principal amount of $1,265,000 issued in connection with an extension of the Company’s time to consummate a Business Combination from October 29, 2022 to January 29, 2023, of which approximately $1,265,000 was outstanding as of October 31, 2022;

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●	the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of September 30, 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $[10.28] per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

●	the Company’s Chief Financial Officer receives payment of $5,000 per month for services rendered to the Company.

The Board’s Reasons for the Charter Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Charter Amendments are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Charter Amendment Proposals and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until January 29, 2023 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before January 29, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, our IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”), on October 28, 2021 (the “IPO Prospectus”) and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Our Charter provides that the affirmative vote of the holders of a majority of all outstanding share of common stock, including Founder Shares, is required to amend the Charter to provide for Founder Share conversion rights prior to the closing of a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond January 29, 2023 to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Charter Amendments are in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Charter Amendment Proposals.

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THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. The term of office of the Class I directors, Tina Spires, HongLiang Ren and John Chiang, will expire at this Meeting. The term of office of the Class II directors, Humphrey P. Polanen, Ronald M. Razmi and Wanlei Miao, will expire at the annual meeting of stockholders to be held in 2024.

At the Meeting, three Class I directors will be elected to the Board to serve for the ensuing two-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Tina Spires, HongLiang Ren and John Chiang for election as Class I directors. The biographies of Tina Spires, HongLiang Ren and John Chiang are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of the foregoing director nominees requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of each of the director nominees.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals. In no event will our Board adjourn the Meeting beyond January 29, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposals. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A Common Stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A Common Stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Common Stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

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Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning rights) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock that could be acquired pursuant to the exercise of the rights. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Company’s Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Common Stock based upon the then fair market values of the Class A Common Stock and the right to receive one-tenth of a Class A Common Stock included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Common Stock or the U.S. Holder’s initial basis for Class A Common Stock received upon exercise of a whole right) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

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Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A Common Stock that elect to have their Class A Common Stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Common Stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Common Stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Common Stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Company’s Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A Common Stock, and, in the case where shares of the Company’s Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A Common Stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A Common Stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposals.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information About Executive Officers, Directors and Nominees

As of the Record Date, our directors and executive officers are as follows:

Name	Age	Position
Humphrey P. Polanen	73	Chief Executive Officer and Chairman of the Board
Weixuan Luo	49	Chief Financial Officer
Ronald M. Razmi, MD	52	Director
Tina Spires	45	Director
HongLiang Ren	42	Director
John Chiang	60	Director
Wanlei Miao	38	Director

The experience of our directors and executive officers is as follows:

Humphrey P. Polanen, our Chief Executive Officer and Chairman of the Board since September 2020, is the Chief Executive Officer and managing member of NeoVista Ventures LLC, a healthcare focused holding company. Mr. Polanen was the director of Heritage Commerce Corp (Nasdaq: HTBK), a bank holding company offering a wide array of business and personal banking services, from 1994 to April 2016. Since 1999, Mr. Polanen has been actively involved as an investor and director in various venture capital backed companies in the technology industry, and has served as a director of various private equity funds. He was the Managing Director of Internet Venture Partners BV, an investment firm, from 2000 to 2004. Prior to joining Internet Ventures, he served in various executive positions with Sun Microsystems and Tandem Computers. Mr. Polanen was a director (and former Chairman of the Board) of St. Bernard Software, a publicly traded Internet security company. Mr. Polanen has been a director of TechFlow Inc., an information technology service company, since June 2016. Mr. Polanen practiced corporate law for over ten years at the beginning of his career. He has a Bachelor of Arts degree from Hamilton College and a Juris Doctor degree from Harvard University. Mr. Polanen is well qualified to serve as a director due to his experience as an executive, investor, director and business manager with advanced technology companies and private equity firms.

Weixuan Luo, our Chief Financial Officer since inception, is a founding partner of L&L CPAS, PA, an accounting firm since October 2013. She has also been serving as the President of American Aeolian Travel Inc., a travel agency, since May 2012. She has been a Senior Manager at Greentree Financial Group Inc. providing financial advisory services to public companies since May 2003. From July 2018 to June 2020, Ms. Luo was a founder and Chief Financial Officer of Proficient Alpha Acquisition Corp. (Nasdaq: PAAC), a special purpose acquisition company, which completed its initial business combination in June 2020. Ms. Luo has worked with publicly traded companies for over a decade in a broad array of services, including audits, tax preparation, risk assessment, financial analysis and financial statements preparation. Ms. Luo is Certified Public Accountant in Florida and a member of American Institute of CPAs. Ms. Luo received her Master’s degree in Economics and Finance from the University of North Carolina.

Ronald M. Razmi, MD, our director since December 2020, is the founder and Chief Executive Officer of Kinders, a medical AI advisory and technology company with focus on applications of AI in life sciences and healthcare delivery systems, which was founded in September 2016. Prior to that, Dr. Razmi was the founder and Chief Executive Officer of Acupera, Inc., a software platform to enable population health management at scale and intelligent automation of clinical workflows, from 2011 to 2016. From 2009 to August 2011, he was an associate director of Navigant Consulting, Inc., a management consulting company. From 2006 to 2009, he was a consultant at McKinsey & Company, a management consultant company, with a focus on strategy and commercialization of novel technologies in clinical environments. Dr. Razmi was a cardiologist at the Care Group, LLC from September 2003 to December 2006. He completed his medical training at the Mayo Clinic and holds a B.S. in biology from Southern Methodist University, a Doctor of Medicine from University of Texas Health Science Center and an MBA from Northwestern University’s Kellogg School of Management. Dr. Razmi is well qualified to serve as a director due to his extensive clinical, business, and technical expertise to addressing key issues facing healthcare organizations.

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Tina Spires, our director since June 2021, is an emergency medicine physician at The Cleveland Clinic in Florida. She is a director of Hope Women’s Center, a medical clinic. Prior to The Cleveland Clinic, she was clinical faculty for the emergency medicine program for the University of Miami at Jackson Memorial Hospital. Dr. Spires was core and clinical faculty for the Emergency Medicine residency at Mount Sinai Medical Center. She is a National Board examiner for emergency medicine boards. She is the medical director for Florida Tems, an education institution serving first responders and military personnel. She is the president of Spires Cattle, a company that breeds black angus cows and boards livestock for clients. Dr. Spires is the president of Tina Spires Inc., an insurance Adjusting company. She attended Baylor University followed by Nova Southeastern College of Osteopathic Medicine where she simultaneously earned her Master’s degree in public health and medical degree. Dr. Spires is well qualified to serve as a director due to her extensive clinical expertise in the medical field.

HongLiang Ren, our director since March 2021, is the founder and Chief Executive Officer of Orient Excellent Asset Management Co., Ltd., an asset management company which was founded in December 2017. Prior to that, he was the U.S. Chief Executive Officer and Overseas Smart Terminal President of Le.com, an internet information and technology company, from July 2016 to July 2017. From August 2004 to April 2016, he served as Regional President at Huawei Consumer Business Group and was responsible for smartphones and other consumer products. He was the General Manager of ODM Department at Shenzhen Interchange Data Technology Co., Ltd., an internet technology company in China from September 2003 to July 2004. He served as the General Manager of Nanjing Branch of Konka Telecommunication Technology Co., Ltd., a manufacturer of electronics products in China, from July 2001 to August 2003. Mr. Ren is the chairman of the board of directors of FeiDi Technology (Shenzhen) Co., Ltd., a ride-sharing platform. He received his Bachelor’s degree in business administration from Nanjing University. Mr. Ren is well qualified to serve as a director due to his extensive expertise in technology research.

Wanlei Miao, our director since June 2021, has been a partner at SAIFAMC, a subsidiary of SAIF Partners, a private equity firm, since August 2016. Prior to that, Mr. Miao was the general manager and head of the Beijing branch of Bank of Huaxing from January 2016 to August 2016. From December 2014 to January 2016, Mr. Miao was the general manager at the financial market department of Lion Asset Management Company. Mr. Miao received his Bachelor’s degree in International Business Management from University of Westminster and his Master’s degree in Msc-Marketing Management from University of Surrey. Mr. Miao is well qualified to serve as a director due to his extensive experience in capital investment.

John Chiang, our director since October 2022, been serving as a member of the board of directors of Apollo Medical Holdings, Inc. (Nasdaq: AMEH) since January 2019. In addition, he has been serving on the corporate advisory boards of Pasadena Private Lending, LLC since February 2019, Adept Urban since January 2021, and Calyx Peak Companies since February 2019. Mr. Chiang also served as a fellow at the University of Southern California Center for the Political Future during the Fall of 2020. From December 2020 to March 2022, he served on the advisory board of Faraday Future Intelligent Electric Inc (Nasdaq: FFIE). From January 2019 to March 2021, he served on the board of directors of Zeuss Technologies, Inc. From January 2015 to January 2019, Mr. Chiang served as the California State Treasurer, where he oversaw transactions and managed investment portfolio. Prior to that, Mr. Chiang served as California State Controller from January 2007 to January 2015. Mr. Chiang graduated with honors with a Bachelor of Arts in finance from the University of South Florida and received his J.D. from Georgetown University Law Center.

To the knowledge of Management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

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Corporate Governance

Number and Terms of Office of Officers and Directors

We have six directors. Our Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to the Meeting) serving a two-year term. The term of office of the Class I directors, consisting of Tina Spires, HongLiang Ren and John Chiang will expire at the Meeting. The term of office of the second class of directors, consisting of Humphrey P. Polanen, Ronald M. Razmi and Wanlei Miao, will expire at the second annual meeting of stockholders. Our second amended and restated certificate of incorporation provides that our Board may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all of our outstanding stock.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Tina Spires, HongLiang Ren, John Chiang and Wanlei Miao are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee (the “Audit Committee”) and a compensation committee (the “Compensation Committee”). Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the Audit Committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the Compensation Committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an Audit Committee of the Board. John Chiang, HongLiang Ren and Wanlei Miao serve as members of our Audit Committee, and John Chiang chairs the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Each of John Chiang, HongLiang Ren and Wanlei Miao meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the Audit committee is financially literate and our Board has determined that Mr. Chiang qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of MaloneBailey, LLP (“MaloneBailey”), an independent registered public accounting firm, engaged by us;
●	pre-approving all audit and permitted non-audit services to be provided by Malone Bailey engaged by us, and establishing pre-approval policies and procedures;
●	setting clear hiring policies for employees or former employees of Malone Bailey, including but not limited to, as required by applicable laws and regulations;
●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
●	obtaining and reviewing a report, at least annually, from Malone Bailey describing (i) Malone Bailey’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between Malone Bailey and us to assess Malone Bailey’s independence;

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●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
●	reviewing with Management, Malone Bailey, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. MaloneBailey is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with MaloneBailey the overall scope and plans of their audit. We met with MaloneBailey , with and without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended March 31, 2022, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of March 31, 2022, and for the year then ended; (ii) discussed with MaloneBailey the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from MaloneBailey required by applicable requirements of the PCAOB regarding MaloneBailey communications with the Audit Committee regarding independence; and (iv) discussed with MaloneBailey their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022, for filing with the SEC.

John Chiang (Chair)

Wanlei Miao

HongLiang Ren

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

Compensation Committee

We have established a Compensation Committee. HongLiang Ren and John Chiang serve as members of our Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent. HongLiang Ren and John Chiang are independent, and John Chiang chairs the Compensation Committee.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officers’ compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

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●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;
●	reviewing on an annual basis our executive compensation policies and plans;
●	implementing and administering our incentive compensation equity-based remuneration plans;
●	assisting Management in complying with our proxy statement and annual report disclosure requirements;
●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
●	if required, producing a report on executive compensation to be included in our annual proxy statement; and
●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial Business Combination, except that we pay Weixuan Luo, our Chief Financial Officer, monthly fees of $5,000 for her services commencing on August 1, 2020. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board.

The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Tina Spires, HongLiang Ren, John Chiang and Wanlei Miao. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

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Committee Meetings and Attendance

During the fiscal year ended March 31, 2022 , there were 3 regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting 5 times.

During the fiscal year ended March 31, 2022, there were 3regularly scheduled or special meetings of the Audit Committee and the Audit Committee acted by unanimous written consent in lieu of a meeting 0 times.

During the fiscal year ended March 31, 2022, there were no regularly scheduled or special meetings of the Compensation Committee and the Compensation Committee acted by unanimous written consent in lieu of a meeting 0 times.

We encourage all of our directors to attend our annual meetings of stockholders. The Meeting will be the first annual meeting of stockholders of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended March 31, 2022, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except as set forth below:

During the fiscal year ended March 31, 2022,

●	Mr. Polanen, the Company’s Chief Executive Officer and Chairman of the Board, failed to timely file one Form 3.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Tina Spires, HongLiang Ren, John Chiang and Wanlei Miao are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

Other than as disclosed below, none of our officers has received any cash or stock compensation for services rendered to us.

No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to a Business Combination will be made using funds held outside the Trust Account. Other than quarterly Audit Committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating a Business Combination.

After the completion of our Business Combination, directors or members of our Management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of Management. It is unlikely the amount of such compensation will be known at the time of the proposed initial Business Combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by the Compensation Committee constituted solely by independent directors or by a majority of the independent directors on our Board.

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We do not intend to take any action to ensure that members of our Management team maintain their positions with us after the consummation of our Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our Management to remain with us after the consummation of our Business Combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

We pay Weixuan Luo, our Chief Financial Officer, monthly fees of $5,000 for her services commencing on August 1, 2020. Upon completion of our Business Combination or our liquidation, we will cease paying these monthly fees. We will also issue to our officers and directors an aggregate of 300,000 post business combination shares within 10 days following the business combination, with the same lock-up restrictions and registration rights as the Founder Shares.

Independent Public Accountant

MaloneBailey, our Company’s independent registered public accounting firm, has audited our financial statements for the fiscal year(s) ended March 31, 2021 and 2022. A representative of MaloneBailey is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to MaloneBailey for services rendered.

The following table shows the fees that were billed for the audit and other services provided by MaloneBailey, for the fiscal year ended March 31, 2022 and for the period from July 8, 2020 (inception) through March 31, 2021.

	2022	2021
Audit Fees	$15,000	$12,500
Audit-Related Fees	32,500	-
Tax Fees	-	-
All Other Fees	-	-
Total	$47,500	$12,500

Audit Fees

This category includes the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by Malone Bailey in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees

This category consists of assurance and related services by Malone Bailey that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding the Company’s correspondence with the SEC, other accounting consulting and other audit services.

Tax Fees

This category consists of professional services rendered by Malone Bailey for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees

This category consists of fees for other miscellaneous items.

Our Audit Committee has determined that the services provided by MaloneBailey are compatible with maintaining the independence of MaloneBailey as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by MaloneBailey, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In March 2021, we issued an aggregate of 2,875,000 Founder Shares to our initial stockholders for an aggregate purchase price of $50,000 in cash, or approximately $0.017 per share, resulting in our initial stockholders holding an aggregate of 2,875,000 Founder Shares (up to 375,000 shares of which are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised). The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of the IPO (not including the shares of Class A Common Stock underlying the Private Placement Units or the representative shares). In October 2021, we effected a 0.1 for 1 stock dividend for each share of Class B Common Stock outstanding, resulting in our Sponsor holding an aggregate of 3,162,500 Founder Shares. The Founder Shares (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our Sponsor purchased an aggregate of 257,869 Private Placement Units at a price of $10.00 per unit, for an aggregate purchase price of $4,065,000 and our IPO underwriter representative, I-Bankers Securities, Inc. has agreed to purchase an aggregate of 113,000 Private Placement Units at a price of $10.00 per unit, for an aggregate purchase price of $1,130,000. The Private Placement Units are identical to the units sold in the IPO, so long as they are held by our sponsor or the underwriters or their permitted transferees, (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our Business Combination, and (ii) will be entitled to registration rights. The Private Placement Units (including the private placement shares, the private placement rights, and the shares of Class A Common Stock issuable upon conversion thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

If any of our officers or directors becomes aware of a Business Combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We pay Weixuan Luo, our Chief Financial Officer, monthly fees of $5,000 for her services commencing on August 1, 2020. Upon completion of our Business Combination or our liquidation, we will cease paying these monthly fees. We will also issue to our officers and directors an aggregate of 300,000 post Business Combination shares within 10 days following the Business Combination with the same lock-up restrictions registration rights as the Founder Shares.

On October 15, 2022, the Company issued the Notes to two affiliates of the Company’s Sponsor, in connection with the extension of the Company’s time to consummate a business combination from October 29, 2022 to January 29, 2023. The Notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of the Company’s Business Combination, or (b) the date of the liquidation of the Company.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Related Party Policy

Policy for Approval of Related Party Transactions

The Audit Committee has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions”. A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the Audit Committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the Audit Committee believes the relationship underlying the transaction to be in the best interests of the Company and our stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Board’s committees. Management will present to the Audit Committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

33

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the address for each of the below individuals and entities is c/o Deep Medicine Acquisition Corp., 595 Madison Avenue, 12th Floor, New York, NY 10017.

	Class A Common Stock		Class B Common Stock
	No. of Shares	% of	No. of Shares	% of
Name, Position and Address of	Beneficially	Common	Beneficially	Common
Beneficial Owner	Owned	Stock	Owned	Stock
Humphrey P. Polanen, Chief Executive Officer and Chairman of the Board(1)	-	0%	25,000	0.8%
Weixuan Luo, Chief Financial Officer	-	0%	-	0%
Ronald M. Razmi, MD, Director(2)	-	0%	50,000	1.6%
Tina Spires, Director	-	0%	-	0%
HongLiang Ren, Director	-	0%	-	0%
John Chiang, Director	-	0%	-	0%
Wanlei Miao, Director	-	0%	-	0%

All directors and executive officers as a group	-	0%	75,000	2.4%
Five Percent Shareholders:
Bright Vision Sponsor LLC(3)	257,869	1.9%	2,764,089	87.4%
Lighthouse Investment Partners, - 0% LLC(4)	894,934	6.7%
Saba Capital Management, L.P.(5)	907,141	6.8%	-	0%
Mizuho Financial Group, Inc.(6)	806,210	6.1%	-	0%
Yakira Capital Management, Inc.(7)	694,445	5.2%	-	0%
Weiss Asset Management LP(8)	750,000	5.7%	-	0%
Karpus Management, Inc.(9)	2,016,347	15.2%	-	0%
XL Golden Stone Investment LLC(10)	20,720	0.2%	212,750	6.7%

Notes:

(1)	Pursuant to certain redemption agreement between the Sponsor and Polanen and Nicodimos Family Trust (the “Trust”“), a member of the Sponsor, shares of Class B Common Stock of the registrants were transferred by the Sponsor to the Trust in consideration for the redemption of such membership interest of the Sponsor entitling the Trust to receive such securities. Humphrey P. Polanen is the trustee. By virtue of the relationship, Mr. Polanen may be deemed to have or share beneficial ownership of the securities held of record by the Trust. Mr. Polanen disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(2)	Pursuant to certain redemption agreement between the Sponsor and Ronald M. Razmi, a member of the Sponsor, shares of Class B Common Sock of the registrants were transferred by the Sponsor to Mr. Razmi in consideration for the redemption of such membership interest of the Sponsor entitling Mr. Razmi to receive such securities.

(3)	According to the Schedule 13D/A filed with the SEC on April 27, 2022 by the Sponsor and Ke Li. Mr. Li serves as the managing member of Bright Vision. Mr. Li disclaims beneficial ownership of these securities. The principal business address of each of Bright Vision and Mr. Li is 595 Madison Avenue, 12th Floor, New York, NY 10017.

Changes in Control

None.

34

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the 2023 fiscal year (the “2023 Annual Meeting”) will be held no later than [March 31, 2024]. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2022 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received at our offices at 595 Madison Avenue, 12th Floor, New York, New York 10017 no later than [_____], 2023.

In addition, our bylaws provide notice procedures for our stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2023 Annual Meeting, assuming the Meeting is held on or about [_____], 2023, notice of a nomination or proposal must be delivered to us no later than [_____], 2023 and no earlier than [_____], 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

●	If the shares are registered in your names, you should contact us at (917) 289-2776 or 595 Madison Avenue, 12th Floor, New York, NY 10017 to inform us of your request; or

●	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at ir@dmaq-spac.com.

If you are a stockholder of the Company and would like to request documents, please do so by [_____], 2022, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

35

ANNEX A

PROPOSED AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DEEP MEDICINE ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

Deep Medicine Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)	The name of the Corporation is Deep Medicine Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 8, 2020 (the “Original Certificate”). A Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 26, 2021, and further amended on November 4, 2021, pursuant to a Certificate of Correction (the “Second Amended and Restated Certificate of Incorporation”).

2)	This Amendment to the Second Amended and Restated Certificate of Incorporation amends the Second Amended and Restated Certificate of Incorporation of the Corporation.

3)	This Amendment to Section 4.3(b)(i) of Article IV to the Second Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 50% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)	These Amendments to Sections 9.1(b) and 9.2(d) of Article IX to the Second Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5)	The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically on the closing of the Business Combination.

6)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 13, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $50,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by July 29, 2023 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day) (or such later date pursuant to the extension set forth in this Second Amended and Restated Certificate) (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Second Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

7)	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, Deep Medicine Acquisition Corp. has caused this Amendment to the Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this __ day of [_____], 2022.

Deep Medicine Acquisition Corp.

By:
Name:	Humphrey P. Polanen
Title:	Chief Executive Officer

A-1

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

DEEP MEDICINE ACQUISITION CORP.
595 Madison Avenue, 12th Floor
New York, NY 10017

SPECIAL MEETING OF STOCKHOLDERS
[DATE OF MEETING], 2022
YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

Deep Medicine Acquisition Corp.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [_____], 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [_____], 2022, (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Deep Medicine Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [__:__] a.m. Eastern time on [_____], 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Humphrey P. Polanen, with full power to act alone, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, FOUNDER SHARE AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on [_____], 2022:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended March 31, 2022 are available at [_____].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s second amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from January 29, 2023 to July 29, 2023 (or such earlier date as determined by the Board).	☐	☐	☐

Proposal 2 – Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s second amended and restated certificate of incorporation to grant holders of Founder Shares the right to convert Founder Shares into Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination.	☐	☐	☐

Proposal 3 – Director Election Proposal	FOR	WITHHELD

To elect the following directors as Class I directors (to serve until the annual meeting of stockholders of the Company to be held in 2024 or until a successor is elected and qualified or their earlier resignation or removal):

Tina Spires	☐	☐

HongLiang Ren	☐	☐

John Chiang	☐	☐

Proposal 4 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 or Proposal 3.	☐	☐	☐

Date: _______________, 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” EACH OF THE NOMINEES IN PROPOSAL 3 AND “FOR” PROPOSAL 4 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

A-2